EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-263165) of Cara Therapeutics, Inc.

(2)	Registration Statement (Form S-8 No. 333-277706) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(3)	Registration Statement (Form S-8 No. 333-270302) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(4)	Registration Statement (Form S-8 No. 333-263159) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(5)	Registration Statement (Form S-8 No. 333-253714) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(6)	Registration Statement (Form S-8 No. 333-236728) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(7)	Registration Statement (Form S-8 No. 333-234800) of Cara Therapeutics, Inc., pertaining to the Cara Therapeutics, Inc. 2019 Inducement Plan

(8)	Registration Statement (Form S-8 No. 333-230335) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(9)	Registration Statement (Form S-8 No. 333-223726) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(10)	Registration Statement (Form S-8 No. 333-216606) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(11)	Registration Statement (Form S-8 No. 333-210096) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc.

(12)	Registration Statement (Form S-8 No. 333-203057) of Cara Therapeutics, Inc., pertaining to the 2014 Equity Incentive Plan of Cara Therapeutics, Inc., and

(13)	Registration Statement (Form S-8 No. 333-193905) pertaining to the 2004 Stock Incentive Plan, as amended, and 2014 Equity Incentive Plan;

of our report dated March 11, 2025, with respect to the financial statements of Cara Therapeutics, Inc., included in this Annual Report (Form 10-K) of Cara Therapeutics, Inc., for the year ended December 31, 2024.

/s/ Ernst & Young LLP

Stamford, Connecticut

March 11, 2025